                                                                    EXHIBIT 99.2

                             JOINT FILER INFORMATION

                            Other Reporting Person(s)

1.       BECKER DRAPKIN PARTNERS (QP), L.P.

                Item                                 Information

Name:                                  BECKER DRAPKIN PARTNERS (QP), L.P.

Address:                               500  Crescent  Court, Suite 230, Dallas, Texas
                                       75201

Designated Filer:                      Becker Drapkin Management, L.P.

Date of Event Requiring Statement      August 15, 2013
(Month/Day/Year):

Issuer Name and Ticker or Trading      Special Diversified Opportunities Inc. [SDIX]
Symbol:

Relationship of Reporting Person(s)    10% Owner
to Issuer:

If Amendment, Date Original Filed      Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:      Form filed by More than One Reporting Person

Signature:                             By:    Becker Drapkin Management, L.P.
                                       Its:   General Partner

                                       By:    BC Advisors, LLC
                                       Its:   General Partner

                                       By:    /s/ Ashley Sekimoto
                                              -----------------------------
                                       Name:  Ashley Sekimoto
                                       Title: Attorney-in-Fact
                                       Date:  August 19, 2013

2.       BECKER DRAPKIN PARTNERS, L.P.

                Item                                 Information

Name:                                  BECKER DRAPKIN PARTNERS, L.P.

Address:                               500 Crescent Court, Suite 230, Dallas, Texas
                                       75201

Designated Filer:                      Becker Drapkin Management, L.P.

Date of Event Requiring Statement      August 15, 2013
(Month/Day/Year):

Issuer Name and Ticker or Trading      Special Diversified Opportunities Inc. [SDIX]
Symbol:

Relationship of Reporting Person(s)    10% Owner
to Issuer:

If Amendment, Date Original Filed      Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:      Form filed by More than One Reporting Person

Signature:                             By:    Becker Drapkin Management, L.P.
                                       Its:   General Partner

                                       By:    BC Advisors, LLC
                                       Its:   General Partner

                                       By:    /s/ Ashley Sekimoto
                                              -------------------------------
                                       Name:  Ashley Sekimoto
                                       Title: Attorney-in-Fact
                                       Date:  August 19, 2013

3.       BC ADVISORS, LLC

                Item                                 Information

Name:                                  BC ADVISORS, LLC

Address:                               500 Crescent Court, Suite 230, Dallas, Texas
                                       75201

Designated Filer:                      Becker Drapkin Management, L.P.

Date of Event Requiring Statement      August 15, 2013
(Month/Day/Year):

Issuer Name and Ticker or Trading      Special Diversified Opportunities Inc. [SDIX]
Symbol:

Relationship of Reporting Person(s)    10% Owner
to Issuer:

If Amendment, Date Original Filed      Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:      Form filed by More than One Reporting Person

Signature:

                                       By:   /s/ Ashley Sekimoto
                                             ------------------------------
                                       Name: Ashley Sekimoto
                                       Title:Attorney-in-Fact
                                       Date: August 19, 2013

4.       STEVEN R. BECKER

               Item                                  Information

Name:                                STEVEN R. BECKER

Address:                             500 Crescent Court, Suite 230, Dallas, Texas
                                     75201

Designated Filer:                    Becker Drapkin Management, L.P.

Date of Event Requiring Statement    August 15, 2013
(Month/Day/Year):

Issuer Name and Ticker or Trading    Special Diversified Opportunities Inc. [SDIX]
Symbol:

Relationship of Reporting            Director and 10% Owner
Person(s) to Issuer:

If Amendment, Date Original Filed    Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:    Form filed by More than One Reporting Person

Signature:

                                     By:     /s/ Ashley Sekimoto
                                             --------------------------------
                                     Name:   Ashley Sekimoto
                                     Title:  Attorney-in-Fact
                                     Date:   August 19, 2013

5.       MATTHEW A. DRAPKIN

               Item                                  Information

Name:                                MATTHEW A. DRAPKIN

Address:                             500 Crescent Court, Suite 230, Dallas, Texas
                                     75201

Designated Filer:                    Becker Drapkin Management, L.P.

Date of Event Requiring Statement    August 15, 2013
(Month/Day/Year):

Issuer Name and Ticker or Trading    Special Diversified Opportunities Inc. [SDIX]
Symbol:

Relationship of Reporting            10% Owner
Person(s) to Issuer:

If Amendment, Date Original Filed    Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:    Form filed by More than One Reporting Person

Signature:
                                     By:     /s/ Ashley Sekimoto
                                             ---------------------------------
                                     Name:   Ashley Sekimoto
                                     Title:  Attorney-in-Fact
                                     Date:   August 19, 2013